                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              Eco-Soil Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                               ECO SOIL SYSTEMS, INC.

                            NOTICE OF ANNUAL MEETING OF
                          SHAREHOLDERS AND PROXY STATEMENT

TO THE SHAREHOLDERS OF ECO SOIL SYSTEMS, INC.:

     Notice is hereby given that the Annual Meeting of the Shareholders of Eco Soil Systems, Inc. (the "Company" or "Eco Soil"), will be held at the Company's corporate offices located at 10740 Thornmint Road, San Diego, California 92127 on Friday, June 4, 1999 at 3:00 p.m. for the following purposes:

          1. To elect two directors for a three-year term to expire at the 2002 Annual Meeting of Shareholders. The present Board of Directors of the Company has nominated and recommends for election as directors the following two persons:

                    William B. Adams
                    Douglas M. Gloff

          2. To approve an increase in the number of shares of Common Stock available for issuance upon exercise of options granted under the 1998 Stock Option Plan of the Company from 1,000,000 to 1,600,000.

          3. To approve the adoption of the 1999 Equity Participation Plan of Eco Soil Systems, Inc. and the reservation of 1,600,000 shares of Common Stock for issuance thereunder.

          4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. A list of such shareholders shall be open to the examination of any shareholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

     Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

     All shareholders are cordially invited to attend the meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS



                              /s/ Mark D. Buckner
                              Mark D. Buckner
                              SECRETARY

San Diego, California
April 30, 1999

                               ECO SOIL SYSTEMS, INC.
                                10740 THORNMINT ROAD
                            SAN DIEGO, CALIFORNIA 92127

                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                                    JUNE 4, 1999

     The Board of Directors of Eco Soil Systems, Inc., a Nebraska corporation (the "Company" or "Eco Soil") is soliciting the enclosed Proxy for use at the Annual Meeting of Shareholders of the Company to be held on June 4, 1999 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement will be first sent to shareholders on or about May 6, 1999. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the shareholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

     A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

     The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

     The Company's mailing address is 10740 Thornmint Road, San Diego, California 92127.

VOTING

     Shareholders of record at the close of business on April 30, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     As of April 30, 1999, 16,901,130 shares of the Company's common stock, $.005 par value per share ("Common Stock"), were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote.

     Votes cast by Proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as Inspectors of Election for the Annual Meeting. The Inspectors of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

                                     PROPOSAL 1

                               ELECTION OF DIRECTORS

     The Board of Directors currently consists of six members. The Company's Bylaws provide for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class III directors. The nominees are William B. Adams and Douglas M. Gloff. The Class I and Class II directors have one year and two years, respectively, remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy. Both nominees are members of the present Board of Directors.

     In voting for the election of directors of the Company under the Nebraska Business Corporation Act, all shareholders may cumulate their votes in the election of directors for any nominee if the nominee's name was placed in nomination prior to the voting. Under cumulative voting, each shareholder is entitled in the election of directors to vote one vote for each share held by him multiplied by the number of directors to be elected, and he may cast all such votes for a single nominee for director or may distribute them among any two or more nominees as he sees fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of directors. The Proxy may not be voted for more than two persons.

INFORMATION REGARDING DIRECTORS

     The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees for Director:

                  NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                       FOR A THREE-YEAR TERM EXPIRING AT THE
                        2002 ANNUAL MEETING OF SHAREHOLDERS

          NAME                   AGE      PRESENT POSITION WITH THE COMPANY
          William B. Adams        52      Chairman of the Board, Chief Executive
                                          Officer, and Director
          Douglas M. Gloff        52      President, Chief Operating Officer
                                          and Director

     WILLIAM B. ADAMS has served as Chairman of the Board and Chief Executive Officer of the Company since March 1991. From 1985 to 1994, Mr. Adams was Chairman of the Board of Chronimed, Inc., a publicly held medical products company, and served as Chairman of the Board of Orphan Medical, Inc., a publicly traded spinoff of Chronimed through December 1998. Prior to his involvement with the Company, Mr. Adams founded WBA Consultants, Ltd., a management consulting firm, in 1980 and participated as chief executive officer in corporate turnarounds. From August 1989 to February 1991, Mr. Adams was Executive Chairman of Printrak, Inc., a publicly held developer of specialized identification systems used by the law enforcement community. From April 1986 to April 1988, Mr. Adams was President and Chief Executive Officer of Check Technology Corporation, a manufacturer of electronic printing equipment. Mr. Adams received his B.A. from Texas Tech University.

     DOUGLAS M. GLOFF joined the Company as Executive Vice President in January 1994 and became a director of the Company in August 1995. Mr. Gloff has served as the Company's President and Chief Operating Officer since April 1997. Mr. Gloff shares many of the executive management duties of the Company with Mr. Adams. Prior to joining the Company, Mr. Gloff acted as a consultant from 1992 until January 1994. From 1978 to 1992, he served in various capacities with U.S. Surgical, Inc., a publicly held supplier of medical instruments used in surgery, culminating in the position of Director of Sales for the western area. Mr. Gloff received his B.A. and M.B.A. from Indiana University.

               MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                                TERM EXPIRING AT THE
                        2000 ANNUAL MEETING OF SHAREHOLDERS

          NAME                     AGE     PRESENT POSITION WITH THE COMPANY
          Fridolin Fackelmayer      56     Director
          S. Bartley Osborn         58     Director

     FRIDOLIN FACKELMAYER has served as a director of the Company since June 1998. He is currently the President of Lombard Odier, Inc., the New York office of Lombard Odier & Cie, one of the oldest and largest Swiss private banks. Mr. Fackelmayer has 28 years of investment experience covering such financial centers as Munich, Paris, London and New York. Prior to Lombard Odier, where he has been employed since 1992, Mr. Fackelmayer spent twenty-two years with Smith Barney, Salomon Brothers, Bear Stearns and Drexel Burnham.

     S. BARTLEY OSBORN has served as a director of the Company since November 1991. Mr. Osborn is currently Chairman of the Board of Directors of the Fairway Foundation, a nonprofit foundation dedicated to teaching the game of golf to inner-city children in Minneapolis and St. Paul, Minnesota. From 1965 through 1982 Mr. Osborn held various management positions at EcoLab, Inc., a Fortune 500 specialty chemical manufacturer based in St. Paul, Minnesota, culminating in the position of Executive Vice President. Mr. Osborn is a trustee of the IC Koran foundation, which assists employees of EcoLab through scholarships for its children and through financial hardship assistance.

                                TERM EXPIRING AT THE
                        2001 ANNUAL MEETING OF SHAREHOLDERS

          NAME                     AGE     PRESENT POSITION WITH THE COMPANY
          Edward C. Ford            70     Director
          William S. Potter         55     Director

     EDWARD C. "WHITEY" FORD has served as a director of the Company since June 1998. He is currently a Training Coach for the New York Yankees, an organization with which he has been associated since 1950. As a Hall of Fame pitcher for the Yankees, he had a career winning percentage of .690 over eighteen seasons and played in eleven World Series.

     WILLIAM S. POTTER served as a director of the Company since August 1992. Since 1988, Mr. Potter has been President of Rugged Rigger, Inc., a personal services corporation, which has created Pauma Valley Organics, a certified organic produce farm. From 1970 to 1988, Mr. Potter worked in various capacities for H.M. Stevens Incorporated, a national food service and catering company specializing in sporting events, culminating in the positions of Operational Vice President and Director.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The directors, executive officers and key employees of the Company and their ages as of April 1, 1999 are as follows:

         NAME                  AGE                       POSITION
         ----                  ---                       --------
      Mark D. Buckner           44     Senior Vice President, Finance, Chief Financial Officer and
                                       Secretary
      Dr. Thomas C. Quick       43     Vice President, Agriculture
      Max D. Gelwix             48     Vice President, Marketing
      Dr. David A. Odelson      43     Director of Research and Development
      Kevin P. Lyons            42     Vice President and General Manager, Turf Partners
      John C. Wells, Jr.        57     Vice President and General Manager, Agricultural Supply

     MARK D. BUCKNER joined the Company in April 1999 as Senior Vice President Finance, Chief Financial Officer and Corporate Secretary. From March 1996 to June 1998 Mr. Buckner served NextWave Telecom, Inc. as Corporate Treasurer. From January 1995 through March 1996, Mr. Buckner served as Chief Financial Officer of Communications TeleSystems International, Inc. From January 1988 through May 1993, he served as Chief Financial Officer for U.S. Long Distance Corp. He held the same position with The Southwest Venture Partnerships, a firm financing high-growth companies from 1983 through 1988 and with Medical Polymers Technologies from June 1993 through December 1994. Mr. Buckner practiced public accounting with Arthur Andersen & Co. from 1977 through 1983. Between June 1998 and April 1999 Mr. Buckner provided consulting services to communication and Internet service providers. Mr. Buckner received his B.B.A. from Southern Methodist University. In December 1998, NextWave Telecom, Inc. filed for protection under Chapter XI of the Federal Bankruptcy Act.

     DR. THOMAS C. QUICK has served as the Vice President, Agriculture of the Company since September 1996. From October 1994 to August 1996, he served as an International Product Manager, Biopesticides, for Abbott Laboratories, a pharmaceutical company. Prior to that, he served in various capacities with Mycogen Corporation, an agricultural bio-tech company, from May 1987 until March 1994, culminating in the position of Technical Sales Representative. Dr. Quick received his B.S. from the University of California, Riverside and a Ph.D. in Agriculture from the University of Wisconsin, Madison.

     MAX D. GELWIX joined the Company as Vice President in September 1998. From 1979 through June 1996 he served as Executive Vice President of Arthur
J. Gallagher & Co., a risk management and insurance brokerage agency, and was the President of Maxell Enterprises, a risk management consulting firm, from June 1996 through September 1997. Mr. Gelwix received his B.S. degree from Colorado State University.

     DR. DAVID A. ODELSON joined the Company in November 1996 as the Company's Director of Research and Development. From May 1995 to April 1996, he was a Visiting Scientist at Pharmacia & Upjohn Co., a pharmaceutical company. From September 1989 to April 1995, he worked as a Co-Investigator at NSF Science and Technology Center for Microbial Ecology and as an Assistant Professor at Central Michigan University. Dr. Odelson received his B.S. in Microbiology from the University of Illinois and his Ph.D. in Microbiology from Michigan State University.

     KEVIN P. LYONS has served in various capacities with Turf Specialty since October 1985, culminating in his current position of Vice President and General Manager. The Company acquired Turf Specialty in May 1996. Prior to joining Turf Specialty, he was a Senior Technical Representative for O.M. Scott & Sons, Inc., a chemical and fertilizer manufacturer, from February 1980 until October 1985.

     JOHN C. WELLS, JR. has served the Company as Vice President and General Manager of Agricultural Supply, Inc. since April 1998. From 1978 through the Company's April 1998 acquisition of Agricultural Supply, Inc., Mr. Wells served as President of Agricultural Supply, Inc. He received a B.A. degree from Claremont McKenna Collage.

BOARD MEETINGS AND COMMITTEES

     The Company's Board of Directors held four regularly scheduled meetings during 1998. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he served. The Board of Directors has established a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee.

     COMPENSATION COMMITTEE

     The Compensation Committee consists of Messrs. Osborn, Potter and Adams. The Compensation Committee provides recommendations concerning salaries and incentive compensation for the Company's officers and administers the Company's benefit plans, other than the 1992 Stock Option Plan. The Compensation Committee held two meetings during 1998.

     AUDIT COMMITTEE

     The Audit Committee consists of Messrs. Fackelmayer, Potter and Ford. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent public accountants and reviews the scope and results of their audits and other services. The Audit Committee meets with management and with the independent public accountants to review matters relating to the quality of the Company's financial reporting and internal accounting control, including the nature, extent and results of the audits, proposed changes to the Company's accounting principles and otherwise maintains communications between the independent public accountants and the Board of Directors. The Audit Committee held two meetings during 1998.

     COMPENSATION OF DIRECTORS

     The Company has not paid any cash compensation to a director in his capacity solely as a director and has no present plan to pay directors' fees. It is the Company's current policy to award non-employee directors an option to purchase 10,000 shares of Common Stock at the then-current market price, vesting over three years, upon becoming a director and options to purchase 3,000 shares of Common Stock at the then-current market price, vesting after six months, on the date of each annual meeting of shareholders if the director has served since the previous annual meeting of shareholders and has been elected to an additional term, if applicable. All directors are reimbursed for travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE SLATE OF NOMINEES SET FORTH ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE ON THE ACCOMPANYING PROXY.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     The following table shows for each of the last three full fiscal years, compensation awarded, paid to, or earned by the Company's Chief Executive Officer; the Company's four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of the last completed fiscal year; and one additional individual, Mr. Schermerhorn, who would have been named but for the fact that he was not serving as an executive officer at the end of the most recent fiscal year (the "Named Executive Officers").

                                                 ANNUAL COMPENSATION                     LONG-TERM
                                                                                     COMPENSATION AWARDS
                                      --------------------------------------------- -----------------------
NAME AND                      YEAR      SALARY($)     BONUS ($)         OTHER       SECURITIES UNDERLYING
PRINCIPAL POSITION                                                      ANNUAL           OPTIONS (#)
                                                                     COMPENSATION
-----------------------------------------------------------------------------------------------------------

WILLIAM B. ADAMS...........   1998      150,000             0              0               50,000
Chairman of the Board and     1997      142,188             0              0                    0
Chief Executive Officer       1996       75,000             0              0                5,556

KEVIN P. LYONS(1)..........   1998      171,346         5,000              0                5,000
Vice President and            1997      177,693             0              0                    0
General Manager,              1996       85,000        80,000              0               10,000
Turf Partners, Inc.

DAVID W. SCHERMERHORN(1)...   1998      171,346         5,000              0                5,000
Vice President                1997      177,693             0              0                    0
Turf Partners, Inc.           1996       85,000        80,000              0               10,000

DOUGLAS M. GLOFF...........   1998      150,000             0              0               20,000
President and                 1997      142,188             0              0                    0
Chief Operating Officer       1996       75,000             0              0                    0

L. JEAN DUNN(2)............   1998      126,979        15,000          4,800 (4)           15,000
Former Vice President,        1997      112,196             0          4,800 (4)                0
Finance and                   1996       54,231             0            800 (4)           75,000
Chief Financial Officer

JOHN C. WELLS, JR.(3)......   1998      121,071        12,544          3,807 (4)           50,000
Vice President and
General Manager,
Agricultural Supply, Inc.

----------
(1) Messrs. Lyons and Schermerhorn became employees of the Company in May 1996 upon the acquisition by the Company of Turf Specialty, Inc. Turf Specialty, Inc. was merged with and into Turf Partners, Inc. in December 1998.
(2)   Mr. Dunn joined the Company in May 1996 and resigned on March 31, 1999.
(3) Mr. Wells became an employee of the Company in April 1998 upon the acquisition by the Company of Agricultural Supply, Inc.
(4)   Reflects auto allowances paid to Messrs. Dunn and Wells.

Stock Option Grants Table

     The following table provides information concerning the grant of stock options to the Named Executive Officers of the Company during fiscal 1998. The Company does not have any outstanding stock appreciation rights.

                                               NUMBER OF            % OF TOTAL
                                               SECURITIES             OPTIONS
                                               UNDERLYING           GRANTED TO           EXERCISE
                                                OPTIONS            EMPLOYEES IN      PRICE PER SHARE     EXPIRATION
                                              GRANTED (#)         FISCAL YEAR(%)          ($/SH)            DATE
                                              -----------         --------------     ---------------     ----------
William B. Adams                                 50,000                4.3%                $5.00          12/17/02
Kevin P. Lyons                                    5,000                0.4                  5.00          01/16/03
David W. Schermerhorn                             5,000                0.4                  5.00          01/16/03
Douglas M. Gloff                                 20,000                0.7                  5.00          12/17/02
L. Jean Dunn                                     15,000                0.3                  4.125         01/16/02
John C. Wells                                    50,000                4.3                  9.625         04/03/03

OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table provides information with respect to the Named Executive Officers, concerning the exercise of stock options during fiscal 1998 and unexercised options held as of the end of fiscal 1998.

                                                                               NUMBER OF              VALUE OF
                                                                              SECURITIES            UNEXERCISED
                                                                              UNDERLYING            IN-THE-MONEY
                                                                              UNEXERCISED             OPTIONS
                                                                              OPTIONS AT             AT FY-END
                                                                               FY-END (#)             ($)(1)
                                                                             ------------          -------------
                                SHARES ACQUIRED                              EXERCISABLE/           EXERCISABLE/
NAME                            ON EXERCISE (#)     VALUE REALIZED ($)       UNEXERCISABLE         UNEXERCISABLE
----                            ---------------     ------------------       -------------         -------------
William B. Adams                    100,000              $200,000              273,328/0           $ 1,660,888/$0
Kevin P. Lyons                            0               N/A                10,000/5,000          57,500/18,750
David W. Schermerhorn                     0               N/A                10,000/5,000          57,500/18,750
Douglas M. Gloff                          0               N/A               335,556/50,000       2,039,447/312,500
L. Jean Dunn                              0               N/A                75,000/45,000         431,250/69,375
John C. Wells                             0               N/A                  0/50,000              0/481,250

------------
(1) Based on the closing sale price of the Common Stock on December 31, 1998 ($8.75), as reported by the Nasdaq National Market, less the option exercise price.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with certain executive officers. A summary of the principal terms of such agreements is set forth below.

     On May 21, 1991, the Company entered into an employment agreement with William B. Adams, setting forth his duties, compensation, employee benefits and other terms of employment. The agreement, as amended in February 1997, provided for an annual salary of $150,000 and was to terminate on December 31, 1998. The Company's Compensation Committee is currently in discussion with an executive compensation consultant to structure a new agreement. In January 1998, the Company's Compensation Committee approved an increase of Mr. Adams' annual salary to $175,000; however, Mr. Adams elected not to accept this increase in his base salary.

     On January 1, 1994, the Company entered into an employment agreement with Douglas M. Gloff, setting forth his duties, compensation, employee benefits and other terms of employment. The agreement, as amended in February 1997, provided for an annual salary of $150,000 was to terminate on December 31, 1998. The Company's Compensation Committee is currently in discussions with an executive compensation consultant to structure a new agreement. In January 1998, the Compensation Committee approved an increase of Mr. Gloff's annual salary to $175,000; however, Mr. Gloff elected not to accept this increase in his base salary.

     On July 8, 1996, the Company entered into an employment agreement with Kevin P. Lyons in connection with the Company's acquisition of Turf Specialty. The employment agreement provides for a minimum annual salary of $165,000 and terminates on July 7, 1999.

     The Company entered into an employment agreement effective as of April 1, 1998 with John C. Wells, Jr. in connection with the Company's acquisition of Agricultural Supply, Inc. The agreement provides for an annual salary of $150,000 and states that Mr. Wells will be entitled to participate in the Company's stock incentive programs. The term of the agreement expires December 31, 2000, unless terminated earlier by one of the parties, upon thirty (30) days written notice. Upon a termination without cause, Mr. Wells would be entitled to receive his annual compensation, as well as continued family medical insurance coverage, through the scheduled termination date.

COMPENSATION PLANS

     1992 STOCK OPTION PLAN. In February 1992, the Company adopted a Stock Option Plan (the "1992 Plan"), under which 125,000 shares of Common Stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and advisors and consultants to, the Company. The 1992 Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options. The 1992 Plan will terminate on February 4, 2002, unless sooner terminated by the Board of Directors. The Company's shareholders approved an increase in the number of shares reserved for issuance under the Option Plan to 250,000 shares in August 1993, to 350,000 shares in April 1995, to 450,000 shares in May 1996, to 900,000 shares in November 1996 and to 1,100,000 shares in June 1997. The principal purposes of the 1992 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through the granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     The 1992 Plan provides for option grants covering up to 1,100,000 shares of the Company's Common Stock. As of April 20, 1999, options to purchase an aggregate of 703,723 shares of Common Stock at prices ranging from $3.00 to $6.00 were outstanding under the 1992 Plan. No additional shares remain available for grant under the 1992 Plan.

     1996 DIRECTORS' OPTION PLAN. The 1996 Directors' Stock Option Plan (the "Directors' Plan") provided for the automatic grant of nonstatutory stock options to nonemployee directors. The Company initially reserved a total of 60,000 shares of Common Stock for issuance under the Directors' Plan. As of April 20, 1999, no additional shares were available for the grant of options under the Directors' Plan.

     1998 STOCK OPTION PLAN. In February 1998, the Company adopted the 1998 Stock Option Plan of Eco Soil Systems, Inc. (the "1998 Plan"), under which 1,000,000 shares of Common Stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and consultants to, the Company. The Company's shareholders approved the adoption of the 1998 Plan on June 19, 1998. The 1998 Plan provides for the grant of both stock options intended to qualify as incentive stock options as defined in the Code and nonqualified stock options. The 1998 Plan will terminate on February 3, 2008, unless sooner terminated by the Board of Directors. The Board of Directors approved an increase in the number of shares reserved for issuance under the 1998 Plan to 1,400,000 shares in December 1998 and an increase in the number of shares reserved for issuance under the 1998 Plan to 1,600,000 in April 1999. The shareholders are being asked to approve these increases in the number of shares available for issuance under the 1998 Plan at the Meeting. See "Proposal 2--Proposal to Approve an Increase in the Number of Shares Available for Grant under the Company's 1998 Stock Option Plan." The principal purposes of the 1999 Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through the granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     The 1998 Plan provides for option grants covering up to 1,600,000 shares of the Company's Common Stock (subject to shareholder approval of an increase from 1,000,000 to 1,600,000 shares). As of April 20, 1999, options had been grant (net of those canceled) to purchase an aggregate of 1,156,036 shares of Common Stock at prices ranging from $4.00 to $11.44 under the 1998 Plan. 443,964 additional shares remain available for grant under the 1998 Plan, (subject to shareholder approval of the increase in the number of shares available for issuance under the 1998 Plan).

CERTAIN TRANSACTIONS

     In January 1999, the Company paid $111,000 to Mr. Adams, $111,000 to Mr. Gloff and $60,000 to Mr. Gelwix to satisfy a contingent payment obligation agreed to by the Company in December 1997 relating to the Company's new headquarters facility. In the fall of 1997, the Board of Directors determined that the Company needed a new headquarters facility but that the Company should not make a long term commitment of its financial resources to ownership of the new facility. With this understanding, Messrs. Adams, Gloff and Gelwix sought out and found a new facility that would meet the Company's needs. They then entered into an agreement to purchase the facility with the intent of leasing space to the Company. The Company, however, elected not to move forward on this basis. Instead, the Company elected to acquire the rights of Messrs. Adams, Gloff and Gelwix to purchase the facility and then seek an unrelated third party with whom the Company could enter into a sale-leaseback transaction. The transfer to the Company of the purchase rights occurred in December 1997, and as consideration for the transfer the Company agreed to pay Messrs. Adams, Gloff and Gelwix the amount, if any, by which the Company's ultimate profit on a sale to a third-party purchaser exceeded $420,000. The Company closed the purchase, sale and leaseback of the facility in December 1998, and the payments described above were made shortly thereafter in satisfaction of the contingent payment obligation related to such sales.

     Management of the Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from an unaffiliated third party. Any future material transactions and loans with officers, directors or 5% beneficial shareholders of the Company's Common Stock, or affiliates of such persons, will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the outside members of the Company's Board of Directors who do not have an interest in the transactions.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company and the compensation plans and the specific compensation levels for senior executives, including the Company's Chief Executive Officer.

GENERAL COMPENSATION PHILOSOPHY

     The primary objectives of the Company's executive compensation policies include the following:
     - To attract, motivate, and retain a highly qualified executive management team;
     - To link executive compensation to the Company's financial performance as well as to defined individual management objectives established by the Committee;
     - To compensate competitively with the practices of similarly situated companies; and
     -    To create management incentives designed to enhance stockholder value.

     The Company competes in an aggressive industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and operational personnel are key factors to the Company's future success. The Committee's compensation philosophy seeks to align the interests of stockholders and management by tying compensation to the Company's achievement of strategic objectives and to financial performance. Therefore, the Company positions its senior managers' base salaries below competitive levels and provides for annual cash and equity bonuses to significantly reward the achievement of financial and strategic objectives. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of the Company's strategic and financial goals.

ELEMENTS OF THE COMPENSATION PROGRAM

     CASH COMPENSATION: The Company seeks to provide cash compensation to its executive officers, including base salary and an annual cash bonus, at levels that are slightly below the median level of the cash compensation of executives with comparable responsibility at similarly situated companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

     ANNUAL INCENTIVE PLAN: The Company has not established an annual incentive plan.

     LONG-TERM INCENTIVES: The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at the peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive's tenure, responsibilities and accomplishments of individual strategic and financial objectives.

CEO COMPENSATION

     In January 1998, the Company's Compensation Committee approved an increase of Mr. Adams' annual salary to $175,000; however, Mr. Adams elected not to accept this increase in his base salary. Mr. Adams received base salary of $150,000 during 1998 and did not receive any cash bonus during the year. This salary level is below that of CEO salaries at comparable companies. Mr. Adams abstained from all Compensation Committee matters relating to his compensation.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the foreseeable future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

                         THE COMPENSATION COMMITTEE
                         William S. Potter
                         S. Bartley Osborn
                         William B. Adams

PERFORMANCE GRAPH

     The following graph presents a comparison of the cumulative total return of the Company's Common Stock since the Company's January 17, 1997 initial public offering, the Russell 2000 Index and the Index of Crop Service Companies (SIC Code 0721). The graph assumes an initial investment of $100 at January 17, 1997 and the reinvestment of all dividends.

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS


                         --------- FISCAL YEAR ENDING ----------
COMPANY/INDEX/MARKET     1/17/1997     12/31/1997     12/31/1998

Eco Soil Systems          100.00         113.20         194.44

Crop Services             100.00          87.63          42.70

Russell 2000 Index        100.00         119.94         116.58


Note: Base price date is 1/17/1997

SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA 23293
         PHONE: 1-(800) 446-7922
         FAX:   1-(804) 649-6826


                                  PROPOSAL 2

      PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAILABLE
             FOR GRANT UNDER THE COMPANY'S 1998 STOCK OPTION PLAN

     On February 3, 1998, the Company's Board of Directors adopted the 1998 Stock Option Plan of Eco Soil Systems, Inc. (the "1998 Plan"), under which 1,000,000 shares of Common Stock were initially reserved for issuance upon exercise of options granted to officers, employees and directors of, and consultants to, the Company. The Company's shareholders approved the adoption of the 1998 Plan in June 1998. In December 1998, the Board of Directors authorized an amendment to the 1998 Plan which increased the number of shares of Common Stock available for issuance thereunder to 1,400,000 shares. In April 1999, the Board of Directors approved a second amendment to the 1998 Plan which further increased the number of shares of Common Stock available for issuance thereunder to 1,600,000 shares.

     As of April 20, 1999, options had been granted (net of those canceled) to purchase an aggregate of 1,156,036 shares of Common Stock under the 1998 Plan. The Board of Directors believes that increasing the number of shares available for issuance under the 1998 Stock Option Plan is necessary in order for the Board to have sufficient flexibility to carry out its responsibilities to (i) establish compensation programs that attract, motivate and retain executive and other key employees of the Company and (ii) administer such programs in a manner that benefits the long-term interests of the Company and its shareholders.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES OF THE COMPANY'S COMMON STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE AMENDMENTS TO THE 1998 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENTS TO THE 1998 PLAN.

     The following is a description of the material provisions of the 1998 Plan. A copy of the 1998 Plan, as amended, is set forth in Appendix "A" to this Proxy Statement. The summary which follows is not intended to be complete and reference should be made to the 1998 Plan for a complete statement of its terms and provisions.

     The principal purposes of the 1998 Plan are to provide incentives for independent directors, key employees and consultants of the Company and its subsidiaries through granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     Under the 1998 Plan, the maximum number of shares which may be subject to options granted under the 1998 Plan to any individual in any fiscal year cannot exceed 100,000. The shares available under the 1998 Plan upon exercise of stock options may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The 1998 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1998 Plan and to outstanding grants thereunder in the event of a distribution, stock dividend or certain other types of recapitalizations, including restructuring.

     If any portion of a stock option terminates or lapses unexercised, or is canceled upon grant of a new option (which may be at a higher or lower exercise price than the option so canceled), the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the 1998 Plan.

ADMINISTRATION

     The 1998 Plan is administered by the Compensation Committee or a subcommittee thereof (referred to herein as the "Committee"), consisting of at least two members of the Board, none of whom is an officer or employee of the Company. However, most decisions regarding independent directors under the 1998 Plan will be made by the Board of Directors. The Committee (or the Board of Directors in the case of independent directors) is authorized to select from among the eligible employees, directors and consultants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1998 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan.

PAYMENT FOR SHARES

     The exercise or purchase price for all options to acquire shares of the Company's Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the Optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award.

AMENDMENT AND TERMINATION

     Amendments to the 1998 Plan to increase the number of shares as to which options may be granted in the aggregate or to any individual (except for adjustments) require the approval of the Company's shareholders. In all other respects the 1998 Plan can be amended, modified, suspended or terminated by the Committee, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the 1998 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 1998 Plan.

ELIGIBILITY

     Options under the 1998 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Committee and independent directors selected by the Board of Directors for participation in the 1998 Plan. Approximately 175 officers and other employees are eligible to participate in the 1998 Plan. More than one option may be granted to a key employee, independent director or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an Incentive Stock Option is first exercisable by an Optionee (i.e. "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE 1998 PLAN

     The 1998 Plan provides that the Committee may grant or issue stock options. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     Nonqualified stock options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may not be less than 85% of the fair market value on the date of grant and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

     Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options may be granted only to employees.

MISCELLANEOUS PROVISIONS OF THE 1998 PLAN

     Options and other rights to acquire Common Stock of the Company granted under the 1998 Plan may provide for their termination upon dissolution or liquidation of the Company, the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets; but in such event the Committee may also give Optionees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or rights have not yet become fully exercisable. Options and other rights granted under the 1998 Plan may provide that in the event of a "change in control" of the Company (as defined in the option agreement) all previously unexercisable options and rights become immediately exercisable unless such options and rights, or portions thereof, are determined by the Committee to constitute, when exercised, "excess parachute payments" (as defined in Section 280G of the Code). If any option or other right does not contain such limitation, and its exercisability is accelerated upon a change in control, it is possible that an Optionee may be liable for an excise tax on the amount attributable to such acceleration (and any other payments made in connection with such change in control).

     The 1998 Plan specifies that the Company may make loans to 1998 Plan participants to enable them to exercise options granted under the 1998 Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

     In consideration of the granting of a stock option the employee, independent director or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue as a consultant for, the Company or a subsidiary of the Company for at least one year after the award is granted.

     The dates on which options under the 1998 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that Options expire upon termination of the Optionee's status as an employee, consultant or director, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the Optionee's retirement, death, disability or otherwise. The period during which the right to exercise an Option vests in the Optionee shall be set by the Committee. However, unless the Committee states otherwise no Option will be exercisable by an Optionee subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. In addition, Options granted to independent directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third, and fourth anniversaries of the date of the Option grant.

     No option to acquire Common Stock granted under the 1998 Plan may be assigned or transferred by the Optionee, except by will or the laws of intestate succession, although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

     The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the 1998 Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

FEDERAL INCOME TAX CONSEQUENCES

     The income tax consequences of the 1998 Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed.

     NON-QUALIFIED STOCK OPTIONS. Holders of non-qualified stock options will not realize income for federal income tax purposes as a result of the grant of the option, but normally will realize compensation income upon exercise of the non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option exercise price paid. The Company (or the corporation that is the employer of the Optionee) is entitled to a deduction in the same amount at the time of exercise of the option, provided that the Company (or the corporation that is the employer of the Optionee) reports on a timely basis the taxes on the ordinary income realized by an Optionee upon the exercise of a non-qualified stock option.

     Optionees who are subject to the short-swing profits restrictions of
Section 16(b) of the Exchange Act ("Insiders") may be affected by Section 83(c) of the Code. Section 83(c) provides generally that, unless the Insider otherwise elects, so long as the sale of securities at a profit could subject an Insider to suit under Section 16(b), the imposition and calculation of the tax on any compensation income realized will be deferred until the six-month
Section 16(b) period expires. Amendments to the rules under Section 16 of the Exchange Act, effective May 1, 1991, provide that option exercises will not constitute "purchases" for Section 16(b) purposes. As a result, Section 83(c) will no longer apply to option exercises (provided the option has been held for six months or more) and Insiders will be taxed on the difference between the option exercise price and the fair market value of the stock at the date of exercise.

     Pursuant to the 1998 Plan, a holder of non-qualified stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. The tax consequences resulting from the exercise of non-qualified stock options through the delivery of already-owned shares are not completely certain. The Internal Revenue Service in a published ruling has taken the position that the tax consequences of exercising options with shares of the Company's Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income). Specifically, to the extent the number of shares of the Company's Common Stock acquired upon exercise of the options equals the number of shares of Common Stock delivered, the Optionee will not recognize gain and the Optionee's basis in the Common Stock acquired upon such exercise will equal the Optionee's basis in the surrendered shares of the Common Stock. Any additional shares of the Common Stock acquired upon such exercise will result in compensation income to the Optionee in an amount equal to their then fair market value and, accordingly, the basis in such additional shares of the Common Stock will be their fair market value.

     A holder exercising a non-qualified stock option may elect to pay amounts required to be withheld under Federal, state or local law in connection with the exercise of the option by having a portion of the shares purchased upon exercise retained by the Company. The shares of stock retained will be treated as sold to the Company and the holder generally will not realize a gain on the sale, unless the option is exercised through the delivery of already-owned shares. If the option is exercised through the delivery of already-owned shares, the holder may realize gain on the shares of stock retained by the Company to the extent the fair market value of the shares retained on the date of exercise of the option exceeds the holder's basis in such shares.

     Also, a holder exercising a non-qualified stock option may elect to pay for the shares of stock purchased upon exercise and all applicable withholding taxes by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The holder will realize additional gain or loss on the sale of the shares of stock by the holder's broker based on the difference between the fair market value of the shares of stock on the exercise date and the sale price.

     INCENTIVE STOCK OPTIONS. Holders of incentive stock options will not realize income for federal income tax purposes upon either the grant of the option or its exercise. However, the amount by which the fair market value of the shares purchased upon exercise of the option exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Upon the sale or other taxable disposition of the shares purchased upon exercise of the option, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (i) two years from the date of grant of the option or (ii) one year from the date of transfer of the shares to the Optionee upon exercise. If the shares are sold or otherwise disposed of before the end of such one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If there is a disposition of the shares before the expiration of such one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the Optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the Optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

     As with non-qualified stock options, a holder of incentive stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. Although the analysis in this paragraph is under study by the Internal Revenue Service, pursuant to Proposed Treasury Regulation Section 1.422A-2, the tax consequences of exercising incentive stock options with shares of the Company's Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an incentive stock option transaction). Specifically, the Optionee's basis in the Company's Common Stock acquired upon such exercise, to the extent of the number of shares delivered, is equal to his or her basis in the surrendered shares. The Optionee's basis in any additional shares of Common Stock acquired upon such exercise is zero. If an Optionee delivers Common Stock acquired by the exercise of incentive stock options to acquire other Common Stock in connection with the exercise of incentive stock options, such Optionee will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period. In addition, any sale or other disposition of Common Stock acquired by exercising the incentive stock options through delivery of the Company's Common Stock, within the one-year or two-year period, will be viewed first as a disposition of Common Stock with the zero basis.

     A holder exercising an incentive stock option may elect to pay for the shares of stock purchased upon exercise by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The sale of the shares of stock by the holder's broker will be a disposition of the shares before the end of the one-year or two-year holding period. As a result, the difference between the option price of the shares of stock sold by the broker and the fair market value of the shares of stock, determined on the date on which the option is exercised, will be taxed as ordinary income; the balance of any gain will be taxed as capital gain. If the amount realized on the sale of the stock sold by the broker is less than the fair market value of the shares on the date of exercise, the holder's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction to the extent the holder has ordinary income upon the sale of the shares of stock sold by the holder's broker.

                                  PROPOSAL 3

              PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                        1999 EQUITY PARTICIPATION PLAN

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to approve the adoption of The 1999 Equity Participation Plan of Eco Soil Systems, Inc. (the "Equity Plan") of the Company described herein. The Equity Plan was adopted by the Board of Directors on April 19, 1999, subject to approval by the shareholders at the Annual Meeting.

     THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMPANY'S COMMON STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE ADOPTION OF THE EQUITY PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EQUITY PLAN.

GENERAL NATURE AND PURPOSES OF THE EQUITY PLAN

     The principal purposes of the Equity Plan are to provide incentives for members of the Company's senior management through granting of options and stock purchase rights, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

     A brief description of the principal features of the Equity Plan follows, but the description is qualified in its entirety by reference to the Equity Plan itself, a copy of which is included as Appendix "B" to this Proxy Statement.

ADMINISTRATION OF THE PLAN

     The Equity Plan will be administered by the Compensation Committee of the Company's Board of Directors or a subcommittee thereof (the "Committee").
 The Committee will consist of at least two members of the Board of Directors, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an outside director for purposes of Section 162(m) of the Code. Subject to the terms and conditions of the Equity Plan, the Committee has the authority to select the persons to whom awards are to be made, to determine the number of shares to be subject thereto and the terms and conditions thereof, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Equity Plan. The Committee is also authorized to adopt, amend, interpret and revoke rules relating to the administration of the Equity Plan.

SECURITIES SUBJECT TO THE EQUITY PLAN

     The aggregate number of shares of Common Stock which may be issued upon exercise of options and stock purchase rights will not exceed 1,600,000. Furthermore, the maximum number of shares which may be subject to options granted under the Equity Plan to any individual in any calendar year cannot exceed 500,000.

     The shares available under the Equity Plan upon exercise of stock options and stock purchase rights may be either previously unissued shares or treasury shares. The Committee has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding options thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

     At April 20, 1999, no option had been granted under the Equity Plan, no shares of Common Stock had been issued under the stock purchase provisions of the Equity Plan, and 1,600,000 shares remained available for future grant under the Equity Plan, assuming shareholder approval of the adoption of the Equity Plan.

     If any portion of a stock option terminates or lapses unexercised, or is canceled upon grant of a new option (which may be at a higher or lower exercise price than the option so canceled), the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the Equity Plan.

TERM OF EQUITY PLAN AND AMENDMENTS

     The Equity Plan will expire on April 19, 2009, unless earlier terminated. Amendments of the Equity Plan to increase the number of shares as to which options and stock purchase rights may be made (except for adjustments resulting from stock splits and the like, and mergers, consolidations and other corporate transactions) require the approval of the Company's shareholders. In all other respects the Equity Plan can be amended, modified, suspended or terminated by the Committee or the Board of Directors, unless such action would otherwise require shareholder approval as a matter of applicable law, regulation or rule. Amendments of the Equity Plan will not, without the consent of the participant, affect such person's rights under an option or stock purchase right previously awarded, unless the agreement governing such option or stock purchase right itself otherwise expressly so provides.

ELIGIBILITY

     Options and stock purchase rights under the Equity Plan may be granted to individuals who are then executive officers of the Company or any of its present or future subsidiaries. Approximately eight executive officers are eligible to participate in the Equity Plan. More than one option or stock purchase right may be granted to an officer, but to the extent the aggregate fair market value of stock with respect to which ISOs (as defined herein) (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year exceeds $100,000, such options will be taxed as nonqualified stock options. For this purpose, the fair market value of stock will be determined as of the time the option is granted.

PAYMENT FOR SHARES

     The exercise or purchase price for all options and Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in shares of Common Stock valued at their fair market value on the date of exercise (which may include an assignment of the right to receive the cash proceeds from the sale of Common Stock subject to an option or other right pursuant to a "cashless exercise" procedure) or by delivery of other property, or by a promissory note payable to the Company, or by a combination of the foregoing.

AWARDS UNDER THE EQUITY PLAN

     The Equity Plan provides that the Committee may grant or issue stock options ("Options") and stock purchase rights to eligible participants.

     NONQUALIFIED STOCK OPTIONS. NQSOs will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than 85% of the fair market value of the Common Stock on the date of grant), and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date, subject to the participant's continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee.

     INCENTIVE STOCK OPTIONS ("ISOS"). ISOs will be designed to comply with applicable provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Equity Plan provides that the exercise price for such ISO must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

     Options granted under the Equity Plan automatically will become fully exercisable if during the term of the applicable Option any of the following occur: (i) the transfer of more than fifty percent (50%) of the Company's outstanding Common Stock to a person or entity other than a person or entity who is directly or indirectly, controls, or is controlled by or is under common control with the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon the Equity Plan and all options granted thereunder are assumed by the successor entity; or (iii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company except for a transaction the principal purpose of which is to change the state in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon the Equity Plan and all options granted thereunder are assumed by the successor entity.

     Each Option will be set forth in a separate agreement with the person receiving the option or purchasing the stock and will indicate the type, terms and conditions of the Option. The dates on which Options first become exercisable and on which they expire will be set forth in individual option agreements setting forth the terms of the Options. Such agreements generally will provide that options expire upon termination of the participant's status as an employee, although the Committee may provide that options granted to employees continue to be exercisable following a termination without cause, or following a Change in Control of the Company (as defined in the Equity
Plan), or because of the grantee's retirement, death, disability or otherwise.

     In consideration of the granting of an Option under the Equity Plan, the executive officer to whom such Option is granted will agree, in such agreement, to remain in the employ of the Company or any subsidiary for a period of at least one year (or such shorter period as may be fixed in the agreement or by action of the Committee following the grant of the option) after the option is granted. Nothing in the Equity Plan or in any such agreement will confer upon any optionee any right to continue in the employ of the Company or any subsidiary, or will interfere with or restrict in any way the rights of the Company or any subsidiary to discharge any optionee at any time for any reason whatsoever, with or without cause.

     STOCK PURCHASE RIGHTS. The Committee may grant to any consultant or employee the right to purchase shares of Common Stock under the Equity Plan ("Stock Purchase Rights") from time to time, in such amounts and subject to such terms and conditions as the Committee may determine, and, at the discretion of the Committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category. The Committee shall determine the purchase price for Common Stock purchased pursuant to Stock Purchase Rights granted under the Equity Plan; provided, that the purchase price for shares of Common Stock purchased pursuant to any Stock Purchase Right granted under the Equity Plan shall be no less than the fair market value of the Common Stock as of the date of purchase.

     A participant to whom the Committee has granted a Stock Purchase Right may only purchase such Common Stock while he or she is an employee of the Company. In addition, a participant may only purchase Common Stock pursuant to a Stock Purchase Right upon delivery of all of the following to the Secretary of the Company or his office (i) written notice complying with the applicable rules established by the Committee stating the number of shares of Common Stock to be purchased; (ii) such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations; and (iii) full cash payment to the Secretary of the Company for the shares being purchased. However, the Committee may in its discretion allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse (as determined by the Committee) promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board. The Committee may prescribe the form of such promissory note and the security to be given for such note. However, Common Stock may not be purchased pursuant to a Stock Purchase Right by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law or by any agreement to which the Company is a party.

     All Stock Purchase Rights are subject to shareholder approval of the Plan. If such shareholder approval is not obtained within twelve months after the date of the Board's initial adoption of the Plan, then all Common Stock purchased by any participant pursuant to any Stock Purchase Right shall be returned to the Company, all consideration paid to the Company shall be returned to the employee, and all such purchases shall be canceled and be null and void AB INITIO.

GENERAL TERMS OF AWARDS UNDER THE EQUITY PLAN

     NON-ASSIGNABILITY. No option granted under the Equity Plan may be assigned or transferred by the grantee, except by will, the laws of descent and distributions or pursuant to a qualified domestic relations order, although the shares underlying options may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option, the option may be exercised only by the holder.

     ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. The Committee has the discretion to make appropriate adjustments in the number and kind of securities subject to the Equity Plan and to outstanding awards thereunder to reflect dividends or other distributions; a recapitalization, reclassification, stock split, reverse stock split, or reorganization, merger or consolidation of the Company; the split-up, spin-off, combination, repurchase, liquidation or dissolution of the Company; or disposition of all or substantially all of the assets of the Company or exchange of Common Stock or other securities of the Company; or other similar corporate transaction or event (an "extraordinary corporate event").

     EXTRAORDINARY CORPORATE EVENTS. The Committee has discretion under the Equity Plan to provide that options and other rights to acquire Common Stock will expire at specified times following, or become exercisable in full upon, the occurrence of certain specified "extraordinary corporate events"; but in such event the Committee may also give optionees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options have not yet become fully exercisable.

     TRANSFER RESTRICTIONS. The Committee, in its discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an option as it deems appropriate. Any such restriction shall be set forth in the respective stock option agreement and may be referred to on the certificates evidencing such shares. The Committee may require the employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an ISO, within two years from the date of granting such option or one year after the transfer of such shares to such employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an ISO refer to such requirement to give prompt notice of disposition.

     LOANS TO PLAN PARTICIPANTS. The Equity Plan specifies that the Company may make loans to participants to enable them to exercise options or purchase shares granted under the Equity Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

     WITHHOLDING TAX OBLIGATIONS. As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions of any Option or Stock Purchase Right granted under the Equity Plan, the Company requires participants to discharge applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options, subject to the discretion of the Committee to disapprove such use.

SECURITIES LAW

     The Equity Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Equity Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Equity Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES WITH RESPECT TO THE EQUITY PLAN

     The tax consequences of the Equity Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Equity Plan, and is intended for general information only. Alternative minimum tax and state and local income taxes are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The tax information summarized is not tax advice.

     NONQUALIFIED STOCK OPTIONS. For federal income tax purposes, an optionee generally will not recognize taxable income on the grant of an NQSO under the Equity Plan, but will recognize ordinary income, and the Company generally will be entitled to a deduction, upon the exercise of an NQSO. The amount of income recognized (and the amount generally deductible by the Company) generally will be equal to the excess, if any, of the fair market value of the shares at the time of exercise over the aggregate exercise price paid for the shares, regardless of whether the exercise price is paid in cash or in shares or other property. An optionee's basis for the stock for purposes of determining his or her gain or loss upon a subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO, and any subsequent gain or loss will generally be taxable as capital gains or losses.

     INCENTIVE STOCK OPTIONS. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO; however, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee for purposes of the alternative minimum tax. Generally, upon the sale or other taxable disposition of the shares of the Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the ISO exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income generally is limited to excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction with respect to an ISO only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

     STOCK PURCHASE RIGHTS. A recipient of a Stock Purchase Right will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. After shareholder approval of the Equity Plan has been obtained, upon the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a full recourse promissory note or for cash, the purchaser will recognize ordinary income at the date of purchase equal to the excess, if any, of the fair market value of the Common Stock purchased over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

     Prior to the time that shareholder approval of the Equity Plan is obtained, upon the purchase of Common Stock under the Equity Plan pursuant to a Stock Purchase Right by delivery of a full recourse promissory note or for cash, the purchaser will not recognize taxable income upon such purchase and the Company generally will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when shareholder approval of the Equity Plan is obtained, such that shares of Common Stock are no longer subject to a substantial risk of forfeiture, the purchaser generally will recognize ordinary income and the Company generally will be entitled to a deduction for an amount equal to the excess, if any, of the fair market value of the Common Stock purchased as of the date shareholder approval of the Equity Plan is obtained over the purchase price therefor. If an election under Section 83(b) with respect to Common Stock purchased pursuant to a Stock Purchase Right by delivery of a full recourse promissory note or for cash is made prior to the time shareholder approval of the Equity Plan is obtained, the purchaser generally will recognize ordinary income at the date of purchase equal to the excess, if any, of the fair market value of the Common Stock purchased as of the date of purchase over the purchase price therefor and the Company will be entitled to a deduction for the same amount.

     The federal income tax consequences of the purchase of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note are less clear. Regulations promulgated under
Section 83 provide that if the purchase price for property transferred in connection with the performance of services is an amount paid by indebtedness secured by the property on which there is no personal liability to pay all or a substantial part of such indebtedness, such a transaction may be treated for federal income tax purposes in the same manner as a grant of a NQSO. In such event, the purchase of Common Stock pursuant to a Stock Purchase Right would be taxable in accordance with the rules described above in NONQUALIFIED STOCK OPTIONS, with the option being treated as being exercised at the time of payment by the purchaser of any non-recourse portion of the promissory note. A purchaser of Common Stock pursuant to a Stock Purchase Right by delivery of a non-recourse or partially recourse promissory note may not be eligible to make an election under Section 83(b) with respect to the Common Stock purchased.

     SECTION 162(m) LIMITATION. In general, under Section 162(m) of the Code ("Section 162(m)"), income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under nonqualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options will satisfy the "performance-based compensation" exception if the Equity Plan is approved by shareholders at the Meeting, the award of the options are made by a Board of Directors committee consisting solely of two or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (I.E., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). The Equity Plan has been designed in order to permit the Committee to grant stock options which will qualify as "performance-based compensation."

       SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 20, 1999, the number and percentage ownership of the Company's Common Stock by: (i) each director of the Company, (ii) each Named Executive Officer (as defined above) of the Company, (iii) each person or entity known by the Company to own beneficially more than five percent of the Company's Common Stock and (iv) all directors and executive officers of the Company as a group.

                                              AMOUNT AND NATURE OF               PERCENTAGE OF
     NAME AND ADDRESS(1)                      BENEFICIAL OWNERSHIP             OUTSTANDING SHARES
     -------------------                      --------------------             -------------------

William B. Adams(2)                                1,535,484                          8.8%

Douglas M. Gloff(3)                                  789,056                          4.5%

William S. Potter(4)                                 416,123                          2.4%
13875 Old El Camino Real
San Diego, CA 92130

S. Bartley Osborn(5)                                  93,833                             *
360 Orono Orchard Road
Wayzata, MN 55391

Edward C. Ford(6)                                    703,738                          4.1%
38 Schoolhouse Lane
Lake Success, NY 11020

Fridolin Fackelmayer(7)                               25,000                             *
Lombard Odier, Inc.
12 East 492 Street
New York, NY 10017

Kevin P. Lyons(8)                                    338,825                          2.0%

David W. Schermerhorn(9)                             338,825                          2.0%

L. Jean Dunn, Jr.(10)                                 75,000                             *

John C. Wells, Jr.                                   206,074                          1.2%

All executive officers and                         4,721,891                          25.2%
directors as a group
(12 persons)(11)


----------------------------
*Less than 1%.

(1) Except as indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Except as otherwise indicated, the address of each of the above persons is c/o Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

(2) Includes 488,058 shares of Common Stock subject to currently exercisable options and warrants.

(3) Includes 640,056 shares of Common Stock subject to currently exercisable options and warrants.

(4) Includes 98,123 shares of Common Stock subject to currently exercisable options. Also includes 100,000 shares of Common Stock subject to currently exercisable warrants owned by Rugged Rigger, Inc., a California corporation that is wholly owned by Mr. Potter. Also includes 218,000 shares of Common Stock owned by Rugged Rigger.

(5) Includes 53,000 shares of Common Stock subject to currently exercisable options and warrants.

(6) Includes 195,000 shares of Common Stock subject to currently exercisable options and warrants. Includes 364,951 shares of Common Stock as to which Mr. Ford shares voting power with his spouse. Also includes 143,787 shares of Common Stock held in his spouse's Individual Retirement Account.

(7) Includes 25,000 shares of Common Stock subject to currently exercisable options.

(8) Includes 15,000 shares of Common Stock subject to currently exercisable options.

(9) Includes 15,000 shares of Common Stock subject to currently exercisable options.

(10) Includes 75,000 shares of Common Stock subject to currently exercisable options.

(11) See notes 1-10 above. Also includes 20,000 shares of Common Stock subject to currently exercisable options held by Dr. Thomas C. Quick, 40,000 shares of Common Stock subject to currently exercisable options held by Dr. David
     A. Odelson, and 38,266 shares of Common Stock subject to currently exercisable options and warrants held by Max D. Gelwix.

                                   GENERAL
INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent auditors for the 1999 fiscal year. Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity make a statement and to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Securities and Exchange Commission (the "Commission") on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company, to the Company's knowledge, all of the Section 16(a) filings required to be made by Reporting Persons with respect to 1998 were made on a timely basis, except for Forms 4 required to be filed in September and November by William B. Adams with respect to shares of Common Stock he purchased in August and October, 1998.

SHAREHOLDER PROPOSALS

     A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting must be received by the Secretary of the Company not later than December 31, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. A shareholder proposal submitted after March 16, 2000 will not be considered timely. Holders of proxies which expressly confer discretionary authority may vote for or against an untimely proposal.

ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended December 31, 1998 will be mailed to shareholders of record on or about May 6, 1999. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

     If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company's Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a shareholder of the Company at such date. Requests should be directed to Mark D. Buckner, c/o Eco Soil Systems, Inc., 10740 Thornmint Road, San Diego, California 92127.

OTHER MATTERS

     The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

           ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN
            THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Mark D. Buckner
                                      Mark D. Buckner
                                      Secretary

Dated: April 30, 1999

                                                                      APPENDIX A



                              AMENDED AND RESTATED
                             1998 STOCK OPTION PLAN
                                       OF
                             ECO SOIL SYSTEMS, INC.


                  Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), has adopted The 1998 Stock Option Plan of Eco Soil Systems, Inc. (the "Plan"), effective February 3, 1998, for the benefit of its eligible employees, consultants and directors.

                  The purposes of this Plan are as follows:

                  (1) To provide an additional incentive for directors, key Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  1.1. GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.


                  1.2. AFFILIATE. "Affiliate" shall mean, with respect to any Person, any Person or Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.


                  1.3. AWARD LIMIT. "Award Limit" shall mean 100,000 shares of Common Stock, as adjusted pursuant to Section 8.3.


                  1.4. BOARD. "Board" shall mean the Board of Directors of the Company.

                  1.5. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.


                  1.6. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in Section 7.1.


                  1.7. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, $.005 par value per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.


                  1.8. COMPANY. "Company" shall mean Eco Soil Systems, Inc., a Nebraska corporation.


                  1.9. CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following shareholder-approved transactions to which the Company is a party:

                  (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

                  (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

                  (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

                  1.10. DIRECTOR. "Director" shall mean a member of the Board.


                  1.11. DISABILITY. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her directorial, employment or consultant duties, or (ii) the absence of such Optionee from his or her directorial, employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of six (6) months during any twelve (12) month period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by the Committee (or the Board in the case of Options granted to Independent Directors).


                  1.12. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.


                  1.13. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  1.14. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock shall be established by the Committee (or the Board in the case of Options granted to Independent Directors) acting in good faith, giving predominate weight to the earnings history, book value and prospects of the Company in light of market conditions generally.


                  1.15. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.


                  1.16. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.


                  1.17. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.


                  1.18. OPTION. "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the

Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.


                  1.19. OPTION SHARES. "Option Shares" shall mean shares of Common Stock acquired by Optionees through the exercise of Options under this Plan.


                  1.20. OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.


                  1.21. PERSON. "Person" shall mean a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business or an individual.


                  1.22. PLAN. "Plan" shall mean The 1998 Stock Option Plan of Eco Soil Systems, Inc.


                  1.23. PUBLIC OFFERING. "Public Offering" shall mean the registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-8 or any successor or similar forms).


                  1.24. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


                  1.25. RELATED PERSON. "Related Person" shall mean (a) in the event of a Person's death, such Person's executors, administrators, testamentary trustees, legatees or beneficiaries or the executors, administrators, testamentary trustees, legatees or beneficiaries of a Person who has become a holder of Options or Option Shares in accordance with the terms of this Plan; or
(b) a revocable trust or custodianship the beneficiaries of which may include only such Person, spouse or lineal descendants by blood or adoption.


                  1.26. RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.


                  1.27. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.


                  1.28. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.


                  1.29. TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, Disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


                  1.30. TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, Disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.


                  1.31. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


                  1.32. TERMINATION FOR CAUSE. "Termination for Cause" shall mean the time when the Independent Director-employer, employee-employer or consultant-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Optionee's directorial, employment or consultancy agreement; provided however, that if termination for cause is not therein defined, it shall have such meaning, in conformance with applicable law, as the Committee (or the Board in the case of termination for cause of an Independent Director) shall determine is appropriate.


                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1.     SHARES SUBJECT TO PLAN.

                  (a) The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall be 1,600,000. The shares of Common Stock of the Company issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

                  (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

                  2.2. ADD-BACK OF OPTIONS. If any Option to acquire shares of Common Stock under this Plan expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be available for the granting of Options hereunder, subject to the limitations of
Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be available for the granting of Options if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                  ARTICLE III.

                               GRANTING OF OPTIONS

                  3.1. ELIGIBILITY. Any Independent Director, Employee or consultant selected by the Committee (or the Board in the case of Options granted to Independent Directors) pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.


                  3.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.


                  3.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.


                  3.4. GRANTING OF OPTIONS.

                  (a) The Committee (or the Board in the case of Options granted to Independent Directors) shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                           (i) Determine which Employees are key Employees and select from among the Independent Directors, key Employees and consultants (including Independent Directors, Employees and consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors, key Employees and consultants;

                           (iii) Subject to Section 3.2, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                  (b) Upon the selection of an Independent Director, key Employee or consultant to be granted an Option, the Committee (or the Board in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Independent Director, Employee or consultant that such Independent Director, Employee or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to such Independent Director, Employee or consultant under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                  (d) Each Independent Director shall be automatically granted an Option (an "Initial Grant") to purchase 10,000 Shares upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy. Options granted under this section 3.4(c)(ii) shall become vested and thereby exercisable with respect to 33.33% of such Initial Grant on the twelve month anniversary date of such Initial Grant and with respect to 33.33% at each successive anniversary date; provided, however, an unvested portion of an Initial Grant shall only vest so long as the Independent Director remains a Director on the date such portion vests.

                  (e) Each Independent Director shall automatically receive, on the date of each Annual Meeting of Shareholders, an Option to purchase 3,000 Shares of the Company's Common Stock, such Option to become exercisable six months subsequent to the date of grant; provided, however, that such Option shall only be granted to Independent Directors who have served since the date of the last Annual Meeting of Shareholders and will continue to serve after the date of grant of such Option.


                                   ARTICLE IV.

                                TERMS OF OPTIONS

                  4.1. OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.


                  4.2. OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors); provided, however, that:

                  (a) Unless otherwise permitted by applicable securities laws, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred and ten percent (110%) of the Fair Market Value of the stock in the case of any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiary;

                  (b) In the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

                  (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any

Subsidiary such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

                  4.3. OPTION TERM. The term of an Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion; provided, however, that:

                  (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

                  (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary;

                  (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination; and

                  (d) Unless otherwise permitted by applicable securities laws, in the event of an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy for any reason except death, Disability or Termination for Cause, the Optionee shall have at least thirty (30) days from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option, and in the event of an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy due to the Optionee's death or Disability, the Optionee shall have at least six (6) months from the date of such Termination of Directorship, Termination of Employment or Termination of Consultancy to exercise the Option. Notwithstanding the forgoing, if an Optionee's Termination of Directorship, Termination of Employment or Termination of Consultancy also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee (or the Board in the case of Options granted to Independent Directors), in its discretion, shall deem appropriate.

                  4.4.     OPTION VESTING.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) and the Committee (or the Board in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, subject to Section 4.4(b), (i) unless otherwise permitted by applicable securities laws, each Option shall become exercisable no later than five (5) years after such Option is granted and such Option shall become exercisable with respect to at least twenty percent (20%) of the shares of Common Stock subject to such Option, as determined by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion, on each anniversary of the date of the grant of such Option; (ii) unless the Committee (or the Board in the case of Options granted to Independent Directors) otherwise provides in the terms of the Stock Option Agreement or this Plan otherwise so dictates, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and (iii) upon the transfer of more than fifty percent (50%) of Common Stock to a Person who is not an Affiliate of the Company during the term of the Option, immediately upon such transfer, each outstanding Option shall automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Option; provided, further, that Options may become fully exercisable, subject to reasonable conditions such as continued directorship, employment or consultancy, at any time or during any period established by the Committee (or the Board in the case of Options granted to Independent Directors).

                  (b) No portion of an Option which is unexercisable at Termination of Directorship, Termination of Employment or Termination of Consultancy shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following the grant of the Option.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                  4.5. CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary for a period of at least one (1) year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of the shareholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.


                  4.6. FINANCIAL STATEMENTS. To the extent required by applicable securities laws, each Optionee shall receive financial statements of the Company at least annually.


                                   ARTICLE V.

                               EXERCISE OF OPTIONS

                  5.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.


                  5.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or such Secretary's office:

                  (a) A written notice complying with the applicable rules established by the Committee (or the Board in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                  (b) Such representations and documents as the Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Independent Directors) may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                  (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (d) Full cash payment to the Secretary of the Company for the shares and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee (or the Board in the case of Options granted to Independent Directors); (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable withholding or other employment taxes; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and
(vi). In the case of a promissory note, the Committee (or the Board in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  5.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

                  (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

                  5.4. RIGHTS AS SHAREHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.


                                   ARTICLE VI.

              RIGHTS AND RESTRICTIONS WITH RESPECT TO OPTION SHARES

                  6.1. TRANSFER RESTRICTIONS. No Optionee may transfer, assign, pledge or otherwise encumber any Option Shares except as expressly provided otherwise in this Article VI; provided, however, that Option Shares may be transferred at any time to a Related Person, provided that the Related Person agrees in writing to be bound by the terms of this Plan.


                  6.2.     COMPANY'S RIGHT OF FIRST REFUSAL.

                  (a) An Optionee (a "Proposed Seller") shall be permitted to transfer, assign, or sell any Option Shares in an arm's length transaction (a "Proposed Transfer"); provided, however, such Optionee shall first offer to sell such Option Shares to the Company under the procedure described in paragraphs
(b) and (c) of this Section 6.2.

                  (b) Prior to consummating any Proposed Transfer, the Proposed Seller shall first notify the Company in writing that such Proposed Seller has received a bona fide written offer to purchase Option Shares (a "Purchase Offer") and shall offer to sell to the Company all Option Shares subject to the Purchase Offer upon the terms and conditions (including credit terms, if any) set forth in such Purchase Offer. Such notice (the "Offer Notice") shall set forth: (A) the number of Option Shares proposed to be transferred, (B) the name and address of the Proposed Seller and the proposed purchaser (the "Proposed Purchaser"), and (C) the proposed amount of consideration and all other applicable terms and conditions as set forth in, and shall be accompanied by a copy of, the Purchase Offer.

                  (c) (i) The Company shall have the option for a period of fifteen (15) days following the Company's receipt of the Offer Notice to agree to purchase all of the Option Shares subject to the Purchase Offer, upon the terms and conditions specified therein.

                           (ii) In the event the Company agrees to purchase
Option Shares pursuant to and in accordance with this Section 6.2, such purchase shall occur at the principal office of the Company ten (10) days following the expiration of the fifteen (15) day period specified in subparagraph (i) of this paragraph (c). In no event shall the Proposed Seller be required to transfer any Option Shares to the Company pursuant to this Section 6.2 unless the Company purchases all of the Option Shares subject the Purchase Offer on the terms and at the price stated therein and within the time periods specified herein.

                  (d) In the event the Company does not agree to purchase all of the Option Shares offered to the Company by a Proposed Seller pursuant to this
Section 6.2, then the Proposed Seller shall have the right for a period of thirty (30) days after the termination of the Company's right to purchase such Option Shares (or after waiver by the Company of its option to purchase such Option Shares) to transfer to the Proposed Purchaser all, but not less than all, of such Option Shares in the manner and on the terms and conditions specified in the Purchase Offer; provided, however, the Proposed Purchaser shall agree in writing to be bound by this Plan.

                  6.3. LAPSE OF STOCK RESTRICTIONS AND RIGHTS. The provisions set forth in Sections 6.1 and 6.2 shall terminate and cease to be of any further force or effect upon the completion of a Public Offering, or a series of Public Offerings, which result in public ownership of Common Stock of the Company possessing at least twenty percent (20%) of the total combined voting power of such Common Stock (or such lesser percentage as dictated by applicable securities laws).


                  6.4. OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, may impose additional restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.


                  6.5. LEGEND. Each certificate representing Option Shares shall be endorsed with the following legend, which legend shall be removed upon termination of the stock restrictions set forth in this Article 6.

                  THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN

                  1998 STOCK OPTION PLAN OF ECO SOIL SYSTEMS, INC. COPIES OF SUCH STOCK OPTION PLAN MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

                  6.6. DISPOSITION OF SHARES. Notwithstanding and in addition to the foregoing, each Optionee shall be required to give the Company prompt notice of any disposition of shares of Common Stockf acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such Option to such Optionee or (ii) one (1) year after the transfer of such shares to such Optionee. Certificates evidencing shares acquired by exercise of an Incentive Stock Option shall refer to such requirement to give prompt notice of disposition.


                                  ARTICLE VII.

                                 ADMINISTRATION

                  7.1. COMPENSATION COMMITTEE. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board, provided, however, that the Board may appoint a Committee of its members to administer this Plan at any time prior to such registration. Following such registration, the Compensation Committee (or another committee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16(b)-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.


                  7.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.


                  7.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.


                  7.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.


                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

                  8.1. NOT TRANSFERABLE. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.


                  During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee under the Plan, unless the Option has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

                  8.2. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

                  (b) The expiration of ten (10) years from the date the Plan is approved by the Company's shareholders under Section 8.4.

                  8.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                  (a) Subject to Section 8.3(d), (A) in the event that the Committee (or the Board in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or, in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, or (B) in the event of any stock split or reverse stock split, then the Committee (or the Board in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

                           (i) the number and kind of shares of Common Stock (or
other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                           (ii) the number and kind of shares of Common Stock
(or other securities or property) subject to outstanding Options, and

                           (iii) the grant or exercise price with respect to any
Option.

                  (b) Subject to Sections 8.3(b)(vi) and 8.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one (1) or more of the following actions whenever the Committee (or the Board in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                           (i) In its sole and absolute discretion, and on such
terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion;

                           (ii) In its sole and absolute discretion, the
Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                           (iii) In its sole and absolute discretion, and on
such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                           (iv) In its sole and absolute discretion, and on such
terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                           (v) In its sole and absolute discretion, and on such
terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

                           (vi) None of the foregoing discretionary actions
taken under this Section 8.3(b) shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

                  (c) Subject to Section 8.3(d) and 8.8, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

                  (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

                  8.4. APPROVAL OF PLAN BY SHAREHOLDERS. This Plan will be submitted for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such shareholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.


                  8.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.


                  8.6. LOANS. The Committee may, in its discretion, extend one
(1) or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.


                  8.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3 and to the extent permitted under applicable state law) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Directorship, Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).


                  8.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.


                  8.9. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.


                  8.10. COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.


                  8.11. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.


                  8.12. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.



                                      * * *

                                                                     APPENDIX B

                         THE 1999 EQUITY PARTICIPATION PLAN
                                         OF
                               ECO SOIL SYSTEMS, INC.


               Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), has adopted The 1999 Equity Participation Plan of Eco Soil Systems, Inc. (the "Plan"), effective April 19, 1999, for the benefit of its eligible employees.

               The purposes of this Plan are as follows:

               (1) To provide an additional incentive for key Employees to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

               (2) To enable the Company to obtain and retain the services of key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

                                      ARTICLE I.

                                     DEFINITIONS

               1.1. GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

               1.2. AFFILIATE. "Affiliate" shall mean, with respect to any Person, any Person or Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

               1.3. AWARD LIMIT. "Award Limit" shall mean 500,000 shares of Common Stock, as adjusted pursuant to Section 9.3.

               1.4. BOARD. "Board" shall mean the Board of Directors of the Company.

               1.5. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

               1.6. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, a sub-committee of the Compensation Committee or another committee of the Board, appointed as provided in Section 8.1.

               1.7. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, $.005 par value per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

               1.8. COMPANY. "Company" shall mean Eco Soil Systems, Inc., a Nebraska corporation.

               1.9. CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following shareholder-approved transactions to which the Company is a party:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

               (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

               (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

               1.10.  DIRECTOR.  "Director" shall mean a member of the Board.

               1.11. DISABILITY. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her employment duties, or (ii) the absence of such Optionee from his or her employment duties by reason of any mental or physical illness, disability or incapacity for a period of six (6) months during any twelve (12) month period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by the Committee.

               1.12. EMPLOYEE. "Employee" shall mean any executive officer of the Company, which executive officer shall also be an employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

               1.13. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               1.14. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock shall be established by the Committee acting in good faith, giving predominate weight to the earnings history, book value and prospects of the Company in light of market conditions generally.

               1.15. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

                1.16. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

               1.17. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

               1.18.  OPTION.  "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

               1.19. OPTION SHARES. "Option Shares" shall mean shares of Common Stock acquired by Optionees through the exercise of Options under this Plan.

               1.20. OPTIONEE. "Optionee" shall mean an Employee granted an Option under this Plan.

               1.21. PERSON. "Person" shall mean a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business or an individual.

               1.22. PLAN. "Plan" shall mean The 1999 Equity Participation Plan of Eco Soil Systems, Inc.

               1.23. PUBLIC OFFERING. "Public Offering" shall mean the registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-8 or any successor or similar forms).

               1.24. RELATED PERSON. "Related Person" shall mean (a) in the event of a Person's death, such Person's executors, administrators, testamentary trustees, legatees or beneficiaries or the executors, administrators, testamentary trustees, legatees or beneficiaries of a Person who has become a holder of Options or Option Shares in accordance with the terms of this Plan; or
(b) a revocable trust or custodianship the beneficiaries of which may include only such Person, spouse or lineal descendants by blood or adoption.

               1.25. RULE 16B-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

               1.26. SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

               1.27. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

               1.28. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

               1.29. TERMINATION FOR CAUSE. "Termination for Cause" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Optionee's employment agreement; provided however, that if termination for cause is not therein defined, it shall have such meaning, in conformance with applicable law, as the Committee shall determine is appropriate.


                                     ARTICLE II.

                                SHARES SUBJECT TO PLAN

               2.1.   SHARES SUBJECT TO PLAN.

               (a)    The shares of stock subject to Options granted under
Article III or subject to purchase under Article VII shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of Options under the Plan or upon the purchase of Common Stock under Article VII shall be 1,600,000. The shares of Common Stock of the Company issuable upon exercise of Options or purchase under Article VII may be either previously authorized but unissued shares or treasury shares.

               (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual or which may be purchased by any individual under Article VII in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

               2.2. ADD-BACK OF OPTIONS. If any Option to acquire shares of Common Stock under this Plan expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to
Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be available for the granting of Options if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section
422 of the Code.

                                     ARTICLE III.

                                  GRANTING OF OPTIONS

               3.1. ELIGIBILITY. Any Employee selected by the Committee pursuant to Section 3.2(a)(i) shall be eligible to be granted an Option.

               3.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

               3.3.   GRANTING OF OPTIONS.

               (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                      (i) Determine which Employees are key Employees and select from among the key Employees (including Employees who have previously received Options under this Plan) such of them as in its opinion should be granted Options;

                      (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees;

                      (iii) Determine whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                      (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to satisfy the applicable provisions of Section 162(m) of the Code.

               (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that such Employee surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to such Employee under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

               (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

                                     ARTICLE IV.

                                  TERMS OF OPTIONS

               4.1. OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to satisfy the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

               4.2. OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that:

               (a) Unless otherwise permitted by applicable securities laws, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred and ten percent (110%) of the Fair Market Value of the stock in the case of any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiary;

               (b) In the case of Incentive Stock Option and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

               (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

               4.3. OPTION TERM. The term of an Option shall be set by the Committee in its discretion; provided, however, that:

               (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

               (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary;

               (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors). The Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination; and

               (d) Unless otherwise permitted by applicable securities laws, in the event of an Optionee's Termination of Employment for any reason except death, Disability or Termination for Cause, the Optionee shall have such period of time as may be set by the Committee in the Optionee's written Stock Option Agreement to exercise the Option, and in the event of an Optionee's Termination of Employment due to the Optionee's death or Disability, the Optionee shall have at least six (6) months from the date of such Termination of Employment to exercise the Option. Notwithstanding the forgoing, if an Optionee's Termination of Employment also qualifies as a Termination for Cause, the Company, in its discretion, may terminate the Optionee's right to exercise his or her Options on the date of such termination or such other time as the Committee, in its discretion, shall deem appropriate.

               4.4.   OPTION VESTING.

               (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, subject to
Section 4.4(b), (i) unless otherwise permitted by applicable securities laws, each Option shall become exercisable no later than seven (7) years after such Option is granted and such Option shall become exercisable with respect to at least twenty percent (20%) of the shares of Common Stock subject to such Option, as determined by the Committee in its sole discretion, on each anniversary of the date of the grant of such Option; (ii) unless the Committee otherwise provides in the terms of the Stock Option Agreement or this Plan otherwise so dictates, no Option shall be exercisable by any Optionee who is then subject to
Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and (iii) each outstanding Option shall automatically become fully exercisable for all of the shares of Common Stock at the time subject to such Option if during the term of such Option any of the following occur: (A) the transfer of more than fifty percent (50%) of Common Stock to a Person who is not an Affiliate of the Company; (B) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity; or (C) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (B) above; provided, further, that Options may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Committee.

               (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

               (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

               4.5. CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company or any Subsidiary for a period of at least one (1) year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

               4.6. FINANCIAL STATEMENTS. To the extent required by applicable securities laws, each Optionee shall receive financial statements of the Company at least annually.


                                      ARTICLE V.

                                   EXERCISE OF OPTIONS

               5.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

               5.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or such Secretary's office:

               (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

               (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

               (c) In the event that the Option shall be exercised pursuant to Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

               (d) Full cash payment to the Secretary of the Company for the shares and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse (as determined by the Committee) promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board;
(vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and applicable withholding or other employment taxes; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii),
(iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

               5.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

               (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Employee to pay for such shares under Section 5.2(d).

               5.4. RIGHTS AS SHAREHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.


                                     ARTICLE VI.

               RIGHTS AND RESTRICTIONS WITH RESPECT TO OPTION SHARES

               6.1. OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee, in its absolute discretion, may impose restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate; provided, however, that Option Shares may be transferred at any time to a Related Person, provided that the Related Person agrees in writing to be bound by the terms of this Plan. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares.

               6.2. DISPOSITION OF SHARES. Notwithstanding and in addition to the foregoing, each Optionee shall be required to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such Option to such Optionee or (ii) one (1) year after the transfer of such shares to such Optionee. Certificates evidencing shares acquired by exercise of an Incentive Stock Option shall refer to such requirement to give prompt notice of disposition.

                                   ARTICLE VII.

                                 STOCK PURCHASES

               7.1. ELIGIBILITY TO PURCHASE COMMON STOCK. The Committee may grant to any Employee the right to purchase Common Stock under this Plan from time to time, in such amounts and subject to such terms and conditions as the Committee may determine, and, at the discretion of the Committee, such determinations may include determining categories of employees and the number of shares to be made available to employees in each such category; PROVIDED, HOWEVER, that the total number of shares granted in an action taken by category must be readily determinable. The Committee shall determine the purchase price for such Common Stock; PROVIDED, HOWEVER, that the purchase price for Common Stock purchased under this Article VII shall be no less than the Fair Market Value of such Common Stock as of the date of purchase

               7.2. TERMINATION OF EMPLOYMENT. An Employee whom the Committee has granted the right to purchase Common Stock under this Article VII may only purchase such Common Stock while he or she is an Employee.

               7.3. FORM OF PAYMENT. An eligible Employee may purchase Common Stock pursuant to this Article VII only upon delivery of all of the following to the Secretary of the Company or his office:

               (a) Written notice complying with the applicable rules established by the Committee stating the number of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting such Option to such Optionee or (ii) one (1) year after the transfer of such shares to such Optionee. Certificates evidencing shares acquired by exercise of an Incentive Stock Option shall refer to such requirement to give prompt notice of disposition;

               (b) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

               (c) Full cash payment to the Secretary of the Company for the shares being purchased and for payment of any applicable withholding or other applicable employment taxes. However, the Committee may in its discretion allow payment, in whole or in part, through the delivery of a full recourse, limited recourse or non-recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board. The Administrator may prescribe the form of such promissory note and the security to be given for such note. Notwithstanding the foregoing, however, Common Stock may not be purchased under this Article VII by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

               7.4. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased under this Article VII prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee or the Board may be in the form of consideration used by the Employee to pay for such shares under Section 7.3(c).

               7.5. RIGHTS AS STOCKHOLDERS/ DIVIDEND EQUIVALENTS. An Employee who is granted the right to purchase Common Stock under this Article VII shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable pursuant to such right unless and until certificates representing such shares have been issued by the Company to such Employee.

               7.6. STOCKHOLDER APPROVAL REQUIREMENTS. All rights to purchase Common Stock pursuant to this Article VII are subject to stockholder approval of the Plan. If such stockholder approval is not obtained within twelve months after the date of the Board's initial adoption of the Plan, then all Common Stock purchased by any Employee pursuant to this Article VII shall be returned to the Company, all consideration paid to the Company shall be returned to the Employee and all such purchases shall be canceled and be null and void AB INITIO.

               7.7. SECTION 83(b) ELECTION. If an Employee makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Common Stock purchased pursuant to this Article VII as of the date of transfer of such Common Stock rather than as of the date or dates upon which such Employee would otherwise be taxable under Section 83(a) of the Code, he or she shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                    ARTICLE VIII.

                                   ADMINISTRATION

               8.1. COMPENSATION COMMITTEE. Prior to the Company's initial registration of Common Stock under Section 12 of the Exchange Act, the Compensation Committee shall consist of the entire Board, provided, however, that the Board may appoint a Committee of its members to administer this Plan at any time prior to such registration. Following such registration, the Compensation Committee (or another committee of the Board or sub-committee of the Compensation Committee assuming the functions of the Committee under this
Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16(b)-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

               8.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

               8.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

               8.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as

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

members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                     ARTICLE IX.

                               MISCELLANEOUS PROVISIONS

               9.1. NOT TRANSFERABLE. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution, unless and until such Options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

               During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee under the Plan. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

               9.2.   AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN.
Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the

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

limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require shareholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

               (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

               (b) The expiration of ten (10) years from the date the Plan is approved by the Company's shareholders under Section 9.4.

               9.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

               (a) Subject to Section 9.3(d), (A) in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, or (B) in the event of any stock split or reverse stock split, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

                      (i) the number and kind of shares of Common Stock (or other securities or property) which may be purchased pursuant to Article VII or with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                      (ii) the number and kind of shares of Common Stock (or other securities or property) which may be purchased pursuant to Article VII or which are subject to outstanding Options, and

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

                      (iii) the grant or exercise price with respect to any Option or the purchase price for Common Stock which is purchasable pursuant to
Article VII.

               (b) Subject to Section 9.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee in its discretion is hereby authorized to take any one
(1) or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                      (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee in its sole discretion;

                      (ii) In its sole and absolute discretion, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                      (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                      (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                      (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may make adjustments in the number

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

and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

               (c) Subject to Sections 8.3(d) and 8.8, the Committee may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

               (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

               (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Stock Option Agreement would so qualify, then this Plan and any Stock Option Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Stock Option Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Stock Option Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm or firms whose opinion(s) with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction, and/or the Securities Exchange Commission or another regulatory body which exercises appropriate authority.

               9.4. APPROVAL OF PLAN BY SHAREHOLDERS. This Plan will be submitted for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such shareholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void. Rights to purchase Common Stock pursuant to Article VII may be granted or awarded prior to such shareholder approval, provided that all rights to purchase Common Stock granted

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

pursuant to Article VII shall be subject to cancellation as provided in
Section 7.6.

               9.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee or Employee who purchases Common Stock under Article VII of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option or purchase of Common Stock under
Article VII. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee or Employee who purchases Common Stock under Article VII to elect to have the Company withhold shares of Common Stock otherwise issuable (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

               9.6.   LOANS.  The Committee may, in its discretion, extend one
(1) or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

               9.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3 and to the extent permitted under applicable state law) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee.

               9.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section

162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

               9.9. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees of the Company or any Subsidiary or
(ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

               9.10. COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               9.11. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

               9.12. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of California without regard to conflicts of laws thereof.



                                    *  *  *


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